Exhibit 10.4

November 8, 2013

Reference is hereby made to (i) the Loan Agreement (Term Loan), dated as of November 30, 2006, by and between La Cometa Properties, Inc. and U.S. Bank National Association (the “La Cometa Agreement”), and (ii) the Loan and Security Agreement, dated as of March 22, 2013, by and among Inventure Foods, Inc., certain affiliates thereof, and U.S. Bank National Association (the “Inventure Agreement”), together with all promissory notes issued under each of the foregoing, and all guarantees and other agreements, documents and instruments delivered together therewith, and as each may be amended, restated, supplemented or otherwise modified from time to time (the “Existing Term Loan Agreements”).

La Cometa Properties, Inc., Inventure Foods, Inc. and certain of their affiliates are entering into a credit agreement, dated as of the date hereof, evidencing credit facilities in an initial aggregate amount of $90,000,000 (the “Credit Agreement”).  U.S. Bank National Association acts as administrative agent under such credit agreement.  This letter amendment is being delivered in conjunction therewith.

Each of the undersigned agrees as follows with respect to the Existing Term Loan Agreement to which it is subject:

(i)  the Credit Agreement, the indebtedness evidenced thereby, the liens and security interests granted pursuant thereto, the terms and conditions thereof, and the agreements, documents and instruments delivered together therewith are permitted under the Existing Term Loan Agreements and all related agreements, documents and instruments;

(ii)  to the extent any representation, warranty, covenant or event of default from time to time set forth in an Existing Term Loan Agreement is more restrictive or limiting than a similar representation, warranty, covenant or event of default set forth in the Credit Agreement or the agreements, documents or instruments delivered in connection therewith, the applicable Credit Agreement-related provision shall control and shall replace the corresponding provision in the Existing Term Loan Agreement;

(iii) those representations, warranties, covenants and events of default that from time to time are set forth in the Credit Agreement and the agreements, documents and instruments delivered in connection therewith but that do not appear in an Existing Term Loan Agreement are hereby incorporated by reference into such Existing Term Loan Agreement and such Existing Term Loan Agreement shall receive the benefit of all such representations, warranties, covenants and events of default;

(iv)  an event of default under the Credit Agreement shall constitute an event of default under each Existing Term Loan Agreement; and

(v)  notwithstanding the foregoing, in respect of incorporating by reference certain terms of the Credit Agreement into the Existing Term Loan Agreements, interest shall accrue under the La Cometa Agreement, the $1,547,523.59 Term Note B issued under the Inventure Agreement and the $4,000,000 Term Note D issued under the Inventure Agreement at the rates and pursuant to the terms and conditions set forth therein as in effect on the date hereof or as otherwise agreed between the parties to or the beneficiaries of such agreements, documents and instruments.

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This letter amendment may be executed in multiple counterparts, all of which when taken together shall constitute the same agreement.  A facsimile, .pdf or similar copy of any signature hereto shall have the same effect as the original thereof.

LA COMETA PROPERTIES, INC.

By:
Name:
Title:

INVENTURE FOODS, INC.

By:
Name:
Title:

POORE BROTHERS — BLUFFTON, LLC

By:
Name:
Title:

TEJAS PB DISTRIBUTING, INC.

By:
Name:
Title:

BOULDER NATURAL FOODS, INC.

By:
Name:
Title:

BN FOODS, INC.

By:
Name:
Title:

Letter Amendment Signature Page

RADER FARMS, INC.

By:
Name:
Title:

WILLAMETTE VALLEY FRUIT COMPANY

By:
Name:
Title:

FFF ACQUISITION SUB, INC.

By:
Name:
Title:

Letter Amendment Signature Page

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

Letter Amendment Signature Page